Deposits	12 Months Ended
Dec. 31, 2014
Deposits [Abstract]
Deposits

NOTE 8 - DEPOSITS

Time deposits at December 31, 2014 and 2013 include individual deposits greater than $250,000 approximating $3,046,208 and $3,560,196, respectively.  Interest expense on time deposits greater than $250,000 approximated $37,123 for 2014, and $38,614 for 2013.

At December 31, 2014, time deposits approximated $174,928,199 and were scheduled to mature as follows: 2015, $96,626,880; 2016, $48,718,062; 2017, $19,905,958; 2018, $4,482,229; 2019, $4,587,066; and thereafter, $608,003.

Certain directors and executive officers, including their immediate families and companies in which they are principal owners, are depositors of the Corporation.  Such deposits amounted to $4,616,970, and $4,978,178 at December 31, 2014, and 2013, respectively.

Overdrafted deposit accounts reclassified as loans amounted to $126,804 and $172,888 at December 31, 2014 and 2013, respectively.